                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 19, 2001


                               THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                   1-13664                   94-3199675
(State of Incorporation)   (Commission File Number)  (I.R.S. Employer Identification No.)

601 Montgomery Street, San Francisco, California                     94111
(Address of principal executive                                 (Zip Code)

Registrant's telephone number including area code:  (415) 788-7878



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure

The PMI Group, Inc. issued a press release dated July 19, 2001, a copy of which is attached as an exhibit to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits

                The following exhibit is filed with this report:

                99.1 Press Release dated July 19, 2001



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           The PMI Group, Inc.
                                           (Registrant)

July 20, 2001                              By:   /s/ John M. Lorenzen, Jr.

                                                 Executive Vice President
                                                 Chief Financial Officer